UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2008 (February 22, 2008)

Date of Report (Date of earliest event reported)

EXECUTE SPORTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-125868	30-0038070
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21143 Hawthorne Boulevard, #425

Torrance, CA 90503

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 515-8902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K amends our Current Report on Form 8-K filed on February 8, 2008 (“Initial Filing”) to reflect the correct spelling of the resigning Director. No other changes have been made to the Initial Filing.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 8, 2008, Mr. Benedict Amendolara resigned effective immediately as a Director of the Company to pursue other interests.  Mr. Amendolara’s resignation letter did not reference a disagreement with the Company on any matter relating to the Company’s operations, policies and practices.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not Applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.

Exhibit Number	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2008	EXECUTE SPORTS, INC.

	By:	/s/ Geno M. Apicella
Geno M. Apicella
Chief Executive Officer